UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 16, 2017
(Date of earliest event reported)

Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3

(Central Index Key Number 0001694649)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-05	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On or about February 16, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-BNK3 (the “Certificates”), is expected to be issued by Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of February 1, 2017 (the “Pooling and Servicing Agreement”), among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The mortgage loan secured by the mortgaged property identified as “The Summit Birmingham” on Exhibit B to the Pooling and Servicing Agreement (“The Summit Birmingham Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (“The Summit Birmingham Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Summit Birmingham Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and The Summit Birmingham Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The mortgage loan secured by the mortgaged property identified as “KOMO Plaza” on Exhibit B to the Pooling and Servicing Agreement (the “KOMO Plaza Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “KOMO Plaza Whole Loan”) that also includes four (4) additional pari passu promissory notes, which are not assets of the Issuing Entity. The KOMO Plaza Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the KOMO Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7. Following the securitization of the related controlling pari passu companion loan, the KOMO Plaza Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The mortgage loan secured by the mortgaged property identified as “JW Marriott Desert Springs” on Exhibit B to the Pooling and Servicing Agreement (the “JW Marriott Desert Springs”), which is an asset of the Issuing Entity, is part of a whole loan (the “JW Marriott Desert Springs Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The JW Marriott Desert Springs Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the JW Marriott Desert Springs Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The mortgage loan secured by the mortgaged property identified as “85 Tenth Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “85 Tenth Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “85 Tenth Avenue Whole Loan”) that also includes four (4) additional pari passu promissory notes and two (2) subordinate promissory notes, which are not assets of the Issuing Entity. The 85 Tenth Avenue Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the DBWF 2016-85T securitization transaction, an executed version of which is attached hereto as Exhibit 4.2, and the 85 Tenth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The mortgage loan secured by the mortgaged property identified as “FedEx Ground Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “FedEx Ground Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “FedEx Ground Portfolio Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The FedEx Ground Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the FedEx Ground Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The mortgage loan secured by the mortgaged property identified as “191 Peachtree” on Exhibit B to the Pooling and Servicing Agreement (the “191 Peachtree Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “191 Peachtree Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The 191 Peachtree Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSC 2016-UBS12 securitization transaction, an executed version of which is attached hereto as Exhibit 4.3, and the 191 Peachtree Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The mortgage loan secured by the mortgaged property identified as “Platform” on Exhibit B to the Pooling and Servicing Agreement (the “Platform Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Platform Whole Loan”) that also includes one (1) additional subordinate promissory note, which is not an asset of the Issuing Entity. The Platform Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Platform Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The mortgage loan secured by the mortgaged property identified as “Rio West Business Park” on Exhibit B to the Pooling and Servicing Agreement (the “Rio West Business Park Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Rio West Business Park Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Rio West Business Park Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Rio West Business Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The mortgage loan secured by the mortgaged property identified as “Potomac Mills” on Exhibit B to the Pooling and Servicing Agreement (the “Potomac Mills Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Potomac Mills Whole Loan”) that also includes nine (9) additional pari passu promissory notes and ten (10) subordinate promissory notes, which are not assets of the Issuing Entity. The Potomac Mills Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CFCRE 2016-C6 securitization transaction, an executed version of which is attached hereto as Exhibit 4.4, and the Potomac Mills Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14.

The mortgage loan secured by the mortgaged property identified as “Fremaux Town Center” on Exhibit B to the Pooling and Servicing Agreement (the “Fremaux Town Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Fremaux Town Center Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Fremaux Town Center Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the WFCM 2016-C37 securitization transaction, an executed version of which is attached hereto as Exhibit 4.5, and the Fremaux Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.15.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Publicly Offered Certificates, the Privately Offered Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about February 16, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be sixty-three (63) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on ninety-four (94) commercial, multifamily or manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated February 2, 2017, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated February 2, 2017, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.2; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated February 2, 2017, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.3.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLFP&S”), Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and Drexel Hamilton, LLC (“Drexel”) pursuant to an Underwriting Agreement, dated as of February 2, 2017, among the Registrant, as depositor, MLPF&S, WFS, Morgan Stanley and Drexel, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, (ii) the sale of the Privately Offered Certificates by the Registrant to MLPF&S, WFS and Morgan Stanley pursuant to a Certificate Purchase Agreement, dated as of February 2, 2017, among the Registrant, as depositor, MLPF&S, WFS and Morgan Stanley, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended, and (iii) the sale of the RR Interest, having a principal amount of $48,854,631.88, to WFB, BANA and Morgan Stanley Bank, N.A. (together with WFB and BANA, in such capacity, the “Retaining Parties”), pursuant to a purchase agreement, dated as of February 2, 2017, between the Registrant and the Retaining Parties. The RR Interest was sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 3, 2017 and as filed with the Securities and Exchange Commission on February 16, 2017 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated February 3, 2017.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 2, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of December 6, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of December 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of December 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Agreement Between Note Holders, dated as of December 20, 2016, by and between Bank of America, National Association, as the Initial Note A-1 Holder and the Initial Note A-2

Holder, and Barclays Bank PLC, as the Initial Note A-3 Holder and the Initial Note A-4 Holder.
Exhibit 4.7	Agreement Between Note Holders, dated as of December 20, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder and the Initial Note A-4 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-5 Holder.
Exhibit 4.8	Agreement Between Note Holders, dated as of January 11, 2017, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, the Initial Note A-2 Holder and the Initial Note A-3 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of December 1, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder, Wells Fargo Bank, National Association, as the Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as the Initial Note B-1 Holder, and Wells Fargo Bank, National Association, as the Initial Note B-2 Holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of November 1, 2016, by and among Bank of America, N.A., as the Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-2 Holder, Bank of America, N.A., as the Initial Note A-3 Holder, and Citigroup Global Markets Realty Corp., as the Initial Note A-4 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of December 5, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder and the Initial Note A-4 Holder.
Exhibit 4.12	Agreement Between Noteholders, dated as of January 12, 2017, by and among Wells Fargo Bank, National Association, as the Initial Senior Noteholder and the Initial Junior Noteholder.
Exhibit 4.13	Agreement Between Note Holders, dated as of November 30, 2016, by and between Wells Fargo Bank, National Association, the Initial Note A-1 Holder and the Initial Note A-2 Holder.
Exhibit 4.14	Agreement Between Noteholders, dated as of November 17, 2016, by and between Société Générale, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note B-1 Holder, the Initial Note B-2 Holder and the Initial Note B-3 Holder, Bank of America, N.A., as the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note B-4 Holder and the Initial Note B-5 Holder, Cantor Commercial Real Estate Lending, L.P., as the Initial Note A-6 Holder, the Initial Note A-7 Holder, the Initial Note A-8 Holder, the Initial Note B-6 Holder, the Initial Note B-7 Holder and the Initial Note B-8 Holder, and Barclays Bank PLC, as the Initial Note A-9 Holder, the Initial Note A-10 Holder, the Initial Note B-9 Holder and the Initial Note B-10 Holder.
Exhibit 4.15	Agreement Between Note Holders, dated as of November 22, 2016, by and between Wells Fargo Bank, National Association, as the Initial Note A-1 Holder, the Initial Note A-2 Holder and the Initial Note A-3 Holder.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 3, 2017, which such certification is dated February 3, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated February 2, 2017, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated February 2, 2017, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated February 2, 2017, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2017	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of February 2, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of December 6, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.	(E)
4.3	Pooling and Servicing Agreement, dated and effective as of December 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, between CCRE Commercial	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
	Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.5	Pooling and Servicing Agreement, dated as of December 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Agreement Between Note Holders, dated as of December 20, 2016, by and between Bank of America, National Association, as the Initial Note A-1 Holder and the Initial Note A-2 Holder, and Barclays Bank PLC, as the Initial Note A-3 Holder and the Initial Note A-4 Holder.	(E)
4.7	Agreement Between Note Holders, dated as of December 20, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder and the Initial Note A-4 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-5 Holder.	(E)
4.8	Agreement Between Note Holders, dated as of January 11, 2017, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, the Initial Note A-2 Holder and the Initial Note A-3 Holder.	(E)
4.9	Co-Lender Agreement, dated as of December 1, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder, Wells	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Fargo Bank, National Association, as the Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as the Initial Note B-1 Holder, and Wells Fargo Bank, National Association, as the Initial Note B-2 Holder.
4.10	Agreement Between Note Holders, dated as of November 1, 2016, by and among Bank of America, N.A., as the Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-2 Holder, Bank of America, N.A., as the Initial Note A-3 Holder, and Citigroup Global Markets Realty Corp., as the Initial Note A-4 Holder.	(E)
4.11	Agreement Between Note Holders, dated as of December 5, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder and the Initial Note A-4 Holder.	(E)
4.12	Agreement Between Noteholders, dated as of January 12, 2017, by and among Wells Fargo Bank, National Association, as the Initial Senior Noteholder and the Initial Junior Noteholder.	(E)
4.13	Agreement Between Note Holders, dated as of November 30, 2016, by and between Wells Fargo Bank, National Association, the Initial Note A-1 Holder and the Initial Note A-2 Holder.	(E)
4.14	Agreement Between Noteholders, dated as of November 17, 2016, by and between Société Générale, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note B-1 Holder, the Initial Note B-2 Holder and the Initial Note B-3 Holder, Bank of America, N.A., as the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note B-4 Holder and the Initial Note B-5 Holder, Cantor Commercial Real Estate Lending, L.P., as the Initial Note A-6 Holder, the Initial Note A-7 Holder, the Initial Note A-8 Holder, the Initial Note B-6 Holder, the Initial Note B-7 Holder and the Initial Note B-8 Holder, and Barclays Bank PLC, as the Initial Note	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
A-9 Holder, the Initial Note A-10 Holder, the Initial Note B-9 Holder and the Initial Note B-10 Holder.
4.15	Agreement Between Note Holders, dated as of November 22, 2016, by and between Wells Fargo Bank, National Association, as the Initial Note A-1 Holder, the Initial Note A-2 Holder and the Initial Note A-3 Holder.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 3, 2017, which such certification is dated February 3, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated February 2, 2017, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated February 2, 2017, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated February 2, 2017, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)